UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	1-11353	13-3757370
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2016, the stockholders of Laboratory Corporation of America Holdings (the “Company”) approved the Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan (the “2016 Omnibus Incentive Plan”) and the Laboratory Corporation of America Holdings 2016 Employee Stock Purchase Plan (the “2016 ESPP”) at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”). Descriptions of the 2016 Omnibus Incentive Plan and the 2016 ESPP are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2016 (the “Proxy Statement”), in the sections entitled “Proposal Three: Vote to Approve 2016 Omnibus Incentive Plan,” and “Proposal Four: Vote to Approve the 2016 Employee Stock Purchase Plan,” which are incorporated in this report by reference. The descriptions are qualified in their entirety by reference to the copies of the 2016 Omnibus Incentive Plan and the 2016 ESPP that are attached to this current report as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 11, 2016. As of March 14, 2016, the date of record for determining the Company’s stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 102,093,692 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 85,033,776 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement. The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.

The Company’s stockholders elected the following persons, who were listed in the Proxy Statement, to the Company’s Board of Directors to hold office for the term expiring at the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. King	73,171,975	4,954,132	241,193	6,666,476
Kerrii B. Anderson	77,140,201	1,124,948	102,151	6,666,476
Jean-Luc Bélingard	69,032,628	9,232,779	101,893	6,666,476
D. Gary Gilliland, M.D., Ph.D.	77,341,447	923,723	102,130	6,666,476
Garheng Kong, M.D., Ph.D.	77,050,990	1,213,200	103,110	6,666,476
Robert E. Mittelstaedt, Jr.	77,258,819	1,001,837	106,644	6,666,476
Peter M. Neupert	76,968,637	1,295,177	103,486	6,666,476
Richelle P. Parham	77,110,338	630,046	626,916	6,666,476
Adam H. Schechter	78,059,338	206,277	101,685	6,666,476
R. Sanders Williams, M.D.	77,340,423	924,829	102,048	6,666,476

Proposal 2.

The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,434,456	3,771,064	161,780	6,666,476

Proposal 3.

The Company’s stockholders approved the adoption of the 2016 Omnibus Incentive Plan and certain material terms and conditions relating to performance-based compensation under the 2016 Omnibus Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,858,476	6,901,464	607,360	6,666,476

Proposal 4.

The Company’s stockholders approved the adoption of the 2016 ESPP. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,715,713	349,118	302,469	6,666,476

Proposal 5.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,993,449	2,913,760	126,567

Proposal 6.

The Company’s stockholders did not approve the shareholder proposal described in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,445,563	61,228,806	13,692,931	6,666,476

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan

Exhibit 10.2	Laboratory Corporation of America Holdings 2016 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. Samuel Eberts III
F. Samuel Eberts III
Chief Legal Officer and Secretary

Dated: May 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan

Exhibit 10.2	Laboratory Corporation of America Holdings 2016 Employee Stock Purchase Plan